UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 3, 2012

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (585) 678-7100

                        Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

At a meeting held on April 3, 2012, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

Approval of Fiscal 2013 Base Salaries

The Committee set annual base salaries, for the fiscal year ending February 28, 2013 (“Fiscal 2013”), for the Company’s Executive Officers. The following table sets forth the annual base salary levels for Fiscal 2013 of those Executive Officers identified below:

Name and Position	Fiscal 2013 Base Salary
Richard Sands, Chairman of the Board	$1,164,737
Robert Sands, President and Chief Executive Officer	$1,187,950
Robert Ryder, Executive Vice President and Chief Financial Officer	$582,606
W. Keith Wilson, Executive Vice President and Chief Human Resources and Administrative Officer	$531,750
Thomas J. Mullin, Executive Vice President and General Counsel	$523,348

Fiscal 2012 Incentive Awards

The Committee determined the amount to be paid in annual incentive awards under the Company’s Annual Management Incentive Plan (the “AMIP”) in accordance with its 2012 Fiscal Year Award Program for Executive Officers (the “2012 Program”). The following table sets forth the cash payments to those Executive Officers identified below with respect to their annual incentive awards under the 2012 Program:

Name	Award
Richard Sands	$1,597,294
Robert Sands	$1,627,656
Robert Ryder	$465,647
W. Keith Wilson	$424,999
Thomas J. Mullin	$418,284

Certification of Performance Results regarding Fiscal 2012 Performance Share Unit Awards

The Committee certified the achievement of Fiscal 2012 earnings per share performance sufficient for recipients of Fiscal 2012 Performance Share Unit awards (which were granted on April 5, 2011) to earn two times the target award level set forth in their respective Performance Share Unit Agreement. Each recipient’s award will vest if the recipient remains in continuous employment with the Company or any of its subsidiaries until May 1, 2014 (1). On that date each Executive Officer would earn the respective amount of the Company’s Class A Common Stock as constitutes two times the individual’s target award level pursuant to his respective Performance Share Unit Agreement. The following table sets forth the amounts of the Company’s Class A Common Stock to be earned on May 1, 2014 by those Executive Officers identified below:

Name	Shares Expected to be Earned
Robert Sands	112,540
Robert Ryder	33,120
W. Keith Wilson	30,240
Thomas J. Mullin	29,760

(1)	The Fiscal 2012 Performance Share Unit awards can vest at an earlier date upon death or Disability (as that term is defined in the award agreement) of the recipient or upon a Change in Control event (as that term is defined in the award agreement); provided, that, in each such case, the Fiscal 2012 Performance Share Unit awards would vest at each recipient’s respective target level.

Stock Option Awards

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including its Executive Officers, subject to the Terms and Conditions Memorandum with respect to the Stock Plan, the form of which is filed herewith as Exhibit 99.1 and incorporated herein by reference. The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Stock Options (1)	Exercise Price Per Share (2)
Richard Sands	357,030	$24.50
Robert Sands	212,380	$24.50
Robert Ryder	78,480	$24.50
W. Keith Wilson	71,630	$24.50
Thomas J. Mullin	70,500	$24.50

(1)	Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment. One-fourth of the options become exercisable on each of the following anniversary dates: April 3, 2013, April 3, 2014, April 3, 2015 and April 3, 2016 provided that the option holder remains employed by the Company or any of its subsidiaries on that date. The options can vest at an earlier date upon the Retirement (as that term is defined in the Stock Plan), death or Disability (as that term is defined in the Stock Plan) of the recipient of the grant. Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a Change in Control (as that term is defined in the Stock Plan).
(2)	The exercise price is equal to the closing price of the Class A Common Stock (into which, subject to certain requirements, shares of Class 1 Common Stock are convertible on a one-for-one basis) on the New York Stock Exchange on April 3, 2012.

Restricted Stock Unit Grants

The Committee granted restricted stock units under the Stock Plan to certain of the Company’s management personnel, including its Executive Officers, subject to the provisions of Restricted Stock Unit Agreements, the form of which is filed herewith as Exhibit 99.2 and incorporated herein by reference. The restricted stock units entitle the grantee to receive a single share of the Company’s Class A Common Stock for each restricted stock unit granted under the Stock Plan. On April 3, 2012, which was the date of the restricted stock unit grants, the closing price of the Company’s Class A Common Stock was $24.50 per share. The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Shares (1)
Robert Sands	48,490
Robert Ryder	14,270
W. Keith Wilson	13,030
Thomas J. Mullin	12,820

(1)	Unvested restricted stock units under each of the grants are subject to forfeiture upon the occurrence of certain events related to termination of employment. One-fourth of the awarded shares vest on each of the following dates: May 1, 2013, May 1, 2014, May 1, 2015 and May 1, 2016 provided that the recipient of the grant remains employed by the Company or any of its subsidiaries on that date. The grants can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Plan) of the recipient of the award. Under the terms of the Stock Plan, grants become fully vested in the event of a Change in Control (as that term is defined in the Stock Plan).

Performance Share Unit Awards

The Committee awarded performance share units to be settled in the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including its Executive Officers, subject to the provisions of Performance Share Unit Agreements, the form of which is filed herewith as Exhibit 99.3 and incorporated herein by reference. The number of shares of Class A Common Stock to be issued pursuant to the performance share units will depend upon the Company’s Relative Stockholder Return (as that term is defined in the Performance Share Unit Agreement) during the period from March 1, 2012 through February 28, 2015. On April 3, 2012, which was the date of the performance share unit awards, the closing price of the Company’s Class A Common Stock was $24.50 per share. The following table sets forth information regarding target awards to those Executive Officers identified below:

Name	Target Number of Units (1)
Robert Sands	48,490
Robert Ryder	14,270
W. Keith Wilson	13,030
Thomas J. Mullin	12,820

(1)

Unvested performance share units are subject to forfeiture upon the occurrence of certain events related to termination of employment. A participant may vest in his right to receive the applicable number of performance share units if he remains in continuous employment with the Company or any of its subsidiaries until May 1, 2015.

The participant will only vest in his right to receive the performance share units if the Company achieves certain relative stockholder return results as set forth in the Performance Share Unit Agreement. Following vesting, any distribution under the award would be settled between May 1, 2015 and May 15, 2015. Target awards can vest at an earlier date upon the death or Disability (as that term is defined in the Performance Share Unit Agreement) of the recipient of the award or in the event of a Change in Control (as that term is defined in the Performance Share Unit Agreement).

Criteria for 2013 Fiscal Year Incentive Award

The Committee adopted the 2013 Fiscal Year Award Program for Executive Officers (the “2013 Program for Executive Officers”), thereby establishing the performance criteria and bonus opportunity under the Company’s Annual Management Incentive Plan, as amended (the “AMIP”), for Fiscal 2013. Pursuant to the 2013 Program for Executive Officers, potential incentive awards for Fiscal 2013, if any, will equal 0.5% of the Company’s “Earnings Before Interest and Taxes” for each of Richard Sands and Robert Sands and 0.25% of “Earnings Before Interest and Taxes” for each other executive officer, all as calculated under the AMIP and the 2013 Program for Executive Officers and measured for the period from March 1, 2012 through February 28, 2013. The Committee reserves the right to exercise its negative discretion at the end of Fiscal 2013 to reduce the amounts calculated in the preceding sentence to a bonus payment for each of the Company’s executive officers that the Committee believes to be appropriate based on such quantitative and qualitative factors as it deems appropriate, including but not limited to the Company’s performance.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Form of Terms and Conditions of Stock Options – U.S. Memorandum with respect to the Company’s Long-Term Stock Incentive Plan.

99.2	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan.

99.3	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2012	CONSTELLATION BRANDS, INC.

	By:	/s/ ROBERT RYDER
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Form of Terms and Conditions of Stock Options – U.S. Memorandum with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith).*

(99.2)	Form of Restricted Stock Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith).*

(99.3)	Form of Performance Share Unit Agreement with respect to the Company’s Long-Term Stock Incentive Plan (filed herewith).*

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

*	Designates management contract or compensatory plan or arrangement.